Inventories	12 Months Ended
Dec. 31, 2025
Inventories
Inventories
7 Inventories

Accounting policy:

Inventories are measured at the lower of cost and net realizable value, understood as the estimated selling price in the ordinary course of business, less estimated costs of completion and costs necessary to make the sale.

The cost of finished and work-in-progress goods comprises direct materials, direct labor, and an appropriate proportion of variable and fixed indirect manufacturing costs. Fixed indirect costs are allocated based on the normal operating capacity of the manufacturing facility.

Costs are allocated to inventory items using the average cost method.

When the net realizable value of certain inventory items is lower than their cost, the inventory is directly written down to its net realizable value, with the immediate recognition of the loss in the income statement for the period. This adjustment encompasses risks associated with obsolescence, physical deterioration, or other factors that may impair the economic realization of the inventory. Write-down losses to net realizable value may be reversed in subsequent fiscal years should the conditions that originally caused them cease to exist.

	Consolidated
	December 31, 2025	December 31, 2024
Finished products	1,511,903	1,664,235
Parts and accessories	191,238	207,794
Construction Materials	202,175	193,450
Warehouse and others	63,942	7,426
Total	1,969,258	2,072,905

The balances are presented net of the provision for obsolete inventory in the amount of R$ 35,552 as of December 31, 2025 (R$ 38,449 and R$ 78,709 as of December 31, 2024 and 2023 respectively).